EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Ludvik Rolin, President, Chief Executive Officer and Chief Financial Officer of Victory Eagle Resources Corp., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The annual report on Form 10-KSB of Victory Eagle Resources Corp. for the year ended July 31, 2007 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Victory Eagle Resources Corp.

Dated: October 31, 2007

/s/ Ludvik Rolin
Ludvik Rolin
President, Chief Executive Officer (Principal Executive Officer) Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)